BLACK KNIGHT, INC. Fourth Quarter and Full Year 2019 Financial Results February 13, 2020

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that affect our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; our ability to protect our proprietary software and information rights; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the availability of data; the effects of our existing leverage on our ability to make acquisitions and invest in our business; our ability to successfully integrate strategic acquisitions; risks associated with our investment in Star Parent, L.P. and the operation of its indirect subsidiary The Dun and Bradstreet Corporation (“D&B”); and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings and Adjusted EPS. These are important financial measures for us, but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, net earnings, net earnings per share, net earnings margin or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. We have not provided a reconciliation of forward-looking Adjusted EPS and Adjusted EBITDA to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable effort. For the same reasons, we are unable to address the probable significance of the information. See the Appendix for further information. Adjusted Revenues, Adjusted EBITDA, and Adjusted EBITDA Margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 2 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Financial Highlights (GAAP) Metrics Fourth Quarter 2019 Full Year Revenues $300.1 million, +5% $1,177.2 million, +6% Earnings before equity in losses of unconsolidated $49.0 million, +14% $182.8 million, +8% affiliates Net earnings(1) $12.9 million, -70% $108.8 million, -35% Net earnings margin 4.3% 9.2% Diluted EPS(1) $0.09, -69% $0.73, -36% (1) For the three months and year ended December 31, 2019, the effect of our indirect investment in D&B was a reduction of Net earnings of $36.1 million, or $0.24 per diluted share, and $73.9 million, or $0.50 per diluted share, respectively. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 3 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Financial Highlights (Non-GAAP) Metrics(1) Fourth Quarter 2019 Full Year Adjusted Revenues $300.2 million, +5% $1,177.7 million, +5.5% Adjusted EBITDA $148.6 million, +6% $583.4 million, +7.5% Adjusted EBITDA Margin 49.5% 49.5% Adjusted Net Earnings $80.3 million, +8% $295.4 million, +6% Adjusted EPS $0.54, +8% $1.99, +6% (1) See appendix for non-GAAP reconciliations. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 4 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Software Solutions ADJUSTED REVENUES ($ in millions) HIGHLIGHTS +4% Y/Y +5% Y/Y $1,012.3 • Servicing software solutions growth of $256.1 $962.0 $245.8 2% for the year • Origination software solutions growth of 21% for the year Q4 2018 Q4 2019 FY 2018 FY 2019 ADJUSTED EBITDA MARGIN (%) • Adjusted EBITDA Margin expansion of 70 basis points for the quarter and 20 +70 bps Y/Y +20 bps Y/Y basis points for the year 58.6% 59.3% 59.0% 59.2% Q4 2018 Q4 2019 FY 2018 FY 2019 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding 5 Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Data & Analytics ADJUSTED REVENUES ($ in millions) HIGHLIGHTS +11% Y/Y +7% Y/Y $44.1 • Adjusted Revenues increased 7% for the $154.5 $165.4 $39.8 year, primarily driven by strong sales execution • Adjusted EBITDA Margin of 27.7% for Q4 2018 Q4 2019 FY 2018 FY 2019 the quarter and 25.4% for the year ADJUSTED EBITDA MARGIN (%) -70 bps Y/Y -20 bps Y/Y 28.4% 27.7% 25.6% 25.4% Q4 2018 Q4 2019 FY 2018 FY 2019 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding 6 Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Debt Summary ($ in millions) December 31, 2019 Maturity Interest Rate Cash and cash equivalents $ 15.4 Revolver ($750.0) 310.0 2023 LIBOR + 150 bps Term A Loan 1,203.1 2023 LIBOR + 150 bps Other 41.7 2023 0.00% Total long-term debt(1) $1,554.8 Net debt $1,539.4 LTM Adjusted EBITDA(2) $583.4 Total debt / LTM Adjusted EBITDA 2.7x Net debt / LTM Adjusted EBITDA 2.6x (1) Excludes debt issuance costs and discount. (2) See appendix for non-GAAP reconciliations. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 7 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Full Year 2020 Financial Guidance Financial Metric Guidance Revenues and Adjusted Revenues $1,190 million to $1,214 million Adjusted EBITDA $589 million to $607 million Adjusted EPS $1.97 to $2.06 Full year 2020 guidance is based upon the following estimates and assumptions: . Interest expense of ~$60 million to $63 million . Depreciation and amortization expense of ~$141 million to $144 million (excluding incremental depreciation and amortization expense resulting from purchase accounting) . Effective tax rate of ~24% to 25% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 8 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

APPENDIX Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) Depreciation and amortization; (ii) Impairment charges; (iii) Interest expense, net; (iv) Income tax expense; (v) Other expense, net; (vi) Equity in losses of unconsolidated affiliates, net of tax; (vii) deferred revenue purchase accounting adjustment; (viii) equity-based compensation, including certain related payroll taxes; (ix) costs associated with debt and/or equity offerings, including the spin-off of Black Knight from Fidelity National Financial, Inc. (“FNF”) (the “Distribution”); (x) spin-off related transition costs; (xi) acquisition-related costs, including costs pursuant to purchase agreements; (xii) costs associated with expense reduction initiatives; and (xiii) costs associated with executive transition. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings – We define Adjusted Net Earnings as Net earnings with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) equity in losses of unconsolidated affiliates, net of tax; (ii) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting, primarily related to the FNF acquisition of a predecessor of Black Knight in January 2014; (iii) deferred revenue purchase accounting adjustment; (iv) equity-based compensation, including certain related payroll taxes; (v) costs associated with debt and/or equity offerings, including the Distribution; (vi) spin-off related transition costs; (vii) acquisition-related costs, including costs pursuant to purchase agreements; (viii) costs associated with expense reduction initiatives; (ix) costs associated with executive transition; (x) significant legal matters; and (xi) adjustment for income tax expense primarily related to the tax effect of the non-GAAP adjustments and the revaluation of our net deferred tax liability related to purchase accounting, equity-based compensation and debt modifications. Adjusted EPS – Adjusted EPS is calculated by dividing Adjusted Net Earnings by the diluted weighted average shares of common stock outstanding. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 10 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Non-GAAP Reconciliation: Adjusted Revenues Three months ended Year ended December 31, December 31, ($ in millions) 2019 2018 2019 2018 Revenues $ 300.1 $ 285.4 $ 1,177.2 $ 1,114.0 Deferred revenue purchase accounting adjustment 0.1 0.2 0.5 2.5 Adjusted Revenues $ 300.2 $ 285.6 $ 1,177.7 $ 1,116.5 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 11 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Non-GAAP Reconciliation: Adjusted EBITDA Three months ended Year ended December 31, December 31, ($ in millions) 2019 2018 2019 2018 Net earnings $ 12.9 $ 42.8 $ 108.8 $ 168.5 Depreciation and amortization 62.2 58.0 236.2 217.0 Interest expense, net 15.3 12.6 63.5 51.7 Income tax expense 7.3 7.3 41.9 37.7 Other expense, net 0.5 0.7 1.4 7.1 Equity in losses of unconsolidated affiliates, net of tax 36.1 — 74.0 — EBITDA 134.3 121.4 525.8 482.0 Deferred revenue purchase accounting adjustment 0.1 0.2 0.5 2.5 Equity-based compensation 11.1 17.6 51.7 51.4 Debt and/or equity offering expenses — — — 0.7 Spin-off related transition costs — — — 2.2 Acquisition-related costs 1.5 0.7 3.8 1.3 Expense reduction initiatives 1.6 — 1.6 — Executive transition costs — 0.1 — 2.4 Adjusted EBITDA $ 148.6 $ 140.0 $ 583.4 $ 542.5 Net earnings margin (%) 4.3% 15.0% 9.2% 15.1% Adjusted EBITDA Margin (%) 49.5% 49.0% 49.5% 48.6% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 12 © 2020 Black Knight Technologies, LLC. All Rights Reserved.

Non-GAAP Reconciliation: Adjusted Net Earnings Three months ended Year ended December 31, December 31, ($ in millions, except per share data) 2019 2018 2019 2018 Net earnings $ 12.9 $ 42.8 $ 108.8 $ 168.5 Equity in losses of unconsolidated affiliates, net of tax 36.1 — 74.0 — Depreciation and amortization purchase accounting 25.8 24.5 97.4 90.6 adjustment Deferred revenue purchase accounting adjustment 0.1 0.2 0.5 2.5 Equity-based compensation 11.1 17.6 51.7 51.4 Debt and/or equity offering expenses — — — 6.5 Spin-off related transition costs — — — 2.4 Acquisition-related costs 1.5 0.7 3.8 1.3 Expense reduction initiatives 1.6 — 1.6 — Executive transition costs — 0.1 — 2.4 Legal matters 0.7 0.3 1.5 0.8 Income tax expense adjustment (9.5) (12.1) (43.9) (48.5) Adjusted Net Earnings $ 80.3 $ 74.1 $ 295.4 $ 277.9 Adjusted EPS $ 0.54 $ 0.50 $ 1.99 $ 1.87 Weighted average shares outstanding, diluted 149.0 148.2 148.6 148.2 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 13 © 2020 Black Knight Technologies, LLC. All Rights Reserved.